JOHN HANCOCK GROWTH AND INCOME FUND

                 Supplement to Prospectus dated January 1, 1997


The PORTFOLIO SECURITIES section on page 4 of the Prospectus is deleted and replaced with the following:

     The fund may invest in most types of securities, including:

     o    common and preferred stocks, warrants and convertible securities
     o U.S. Government and agency debt securities, including mortgage-backed securities
     o    corporate bonds, notes and other debt securities of any maturity

     The fund may invest up to 15% of net assets in debt securities, including convertible securities, that may be rated as low as CC/Ca and their unrated equivalents (junk bonds).

     The fund may invest up to 25% of assets in foreign securities (35% during adverse U.S. market conditions); however, foreign securities typically have not exceeded 5% of assets. To a limited extent the fund also may invest in certain higher-risk securities, and may engage in other investment practices.

     For temporary defensive purposes, the fund may invest some or all of its assets in investment-grade short- term securities.



The Higher-Risk Securities and Practices table on page 27 of the Prospectus is amended as follows:

     The fund may invest up to 15% of net assets in non-investment-grade debt securities.





January 2, 1997
GINPS 1/97